DK INVESTORS, INC.

ANNUAL REPORT
2002

DK INVESTORS, INC.
205 Lexington Avenue, 16th Floor
New York, New York 10016
(212) 779-4233

DK INVESTORS, INC.
205 Lexington Avenue, 16th Floor
New York, New York 10016
(212) 779-4233

March 1, 2003

To Our Shareholders:

     In 2002, bonds maintained their values over equities as interest rates remained low throughout the year. Investors also sought the safety of fixed income rather than stocks during 2002. This tended to push interest rates even lower.

     During the preceding several years municipalities did not have as great a need to sell municipal bonds as in the past, as state governments were able to meet their financial needs through surpluses built during the boom years. Currently however, their need to sell municipal bonds has increased as they face budget deficits. This should bring more bonds to market with consequently higher rates. However, the current geo-political situation with Iraq and North Korea makes forecasting future interest rates extremely difficult.

     The company paid federally tax-exempt dividends of $.40 per share during 2002 as contrasted with $.49 per share in 2001. For the fourth year in a row, the ratio of expenses to average Net Assets was less than 1%. At year-end Net Asset Value was $13.39 per share, as compared to $12.90 per share at the end of 2001. In 2002, DK Investors, Inc. realized interest income of $621,891 resulting in net investment income (i.e. income after expenses) of $477,292. The company had Total Realized and Unrealized Gain on Investments in 2002 of $565,086 as compared to a Total Realized and Unrealized Gain on Investments in 2001 of $55,894.

     As with 2002, the year 2003 has started out as a year of unsettled markets. Your board of directors, in concert with our investment advisor, will continue its diligent efforts to earn the maximum annual income on our investments consistent with the criteria set forth in the 1978 prospectus.

     Our annual meeting will be held on Wednesday, May 7, 2003, at 10:00 a.m., at the office of the company at the above address. I welcome the attendance of any shareholder who wishes to attend.

Very truly yours,

Gene Nadler, President

To the Shareholders and Board of Directors
DK Investors Inc.

We have examined the statements of assets and liabilities of DK Investors Inc. including the portfolio of investments as of December 31, 2002 and 2001 and the related statements of operations and changes in net assets for the years then ended and supplementary information for the five years then ended. Our examination was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances, including confirmation of securities owned at December 31, 2002 by correspondence with the custodian.

In our opinion, the financial statements referred to above present fairly the net assets of DK Investors Inc. at December 31, 2002 and 2001 and the results of its operations and the changes in its net assets for the years then ended, in conformity with generally accepted accounting principles applied on a consistent basis. Also, in our opinion, the supplementary information for the five years ended December 31, 2002 is fairly stated in all respects material in relation to the financial statements taken as a whole.

CUMMINGS & CARROLL, P.C.

Certified Public Accountants

February 12, 2003
Great Neck, New York

DK INVESTORS INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31,

ASSETS
	2002	2001

Investments in securities at market (identified cost - 2002 $14,783,699 2001 $14,662,992)	$15,739,917	$15,042,961
Accrued interest receivable	209,697	217,163
Deferred charge	886	738
Tax Free Money Market, Wells Fargo	406,520	—
Cash	—	43,367

Total Assets	$16,357,020	$15,304,229

LIABILITIES
Payable for securities purchased	$507,715	$—
Accrued expenses	1,250	4,751
Dividends payable (2002- January 13, 2003 2001 - January 8, 2002	105,815	129,329

Total Liabilities	614,780	134,080

Net assets
(equivalent to $13.39 and $12.90 per share respectively, based on 1,175,664 shares capital stock outstanding)	$15,742,240	$15,170,149

See notes to financial statements.

DK INVESTORS INC.
INVESTMENT IN SECURITIES
DECEMBER 31, 2002

						% OF
						INVESTMENT
	COUPON		PRINCIPAL	COST OR	MARKET	BASED
SECURITIES	RATE	MATURITY	AMOUNT	BASIS	VALUE	ON M.V.

Port Arthur Tx Nav Dist	Var/Rate	2003	500,000	500,000	500,000	3.18%
Lincoln, MI Cons Sch Dist	7.000	2003	325,000	327,889	330,986	2.10%
Tempe, AZ	6.625	2003	210,000	212,110	215,737	1.39%
DeKalb Cnty GA Dev Auth	Var/Rate	2003	100,000	100,000	102,018	0.64%
100,000 0.64% Twin Lakes Ind Sch Bldg	3.200	2004	100,000	100,000	102,018	0.65%
Rowlett, TX	6.000	2004	170,000	172,675	178,818	1.14%
Collin Cnty Tex Cnty Col	4.500	2004	100,000	101,465	105,066	0.67%
Kansas St. Dev.Fin.Au	3.000	2004	100,000	100,941	102,887	0.65%
Gladstone MI Pub Sch	6.500	2005	100,000	104,859	111,279	0.71%
NYS Dorm Auth	6.500	2005	250,000	259,812	277,310	1.76%
FL St Brd Mand SKG	7.500	2005	20,000	20,344	20,200	0.13%
Metro Pier and Expo	6.250	2005	100,000	104,691	111,016	0.71%
Metro Pier and Expo	6.500	2005	310,000	324,968	343,877	2.18%
Jackson Miss Pub Sch	6.250	2005	130,000	134,333	145,044	0.92%
New Hampshire Mun	3.000	2005	250,000	252,724	258,937	1.65%
Cache Cnty Utah	3.500	2005	100,000	101,797	105,013	0.67%
Dallas Texas	4.000	2006	200,000	201,751	212,764	1.35%
NYS Dorm Auth Rev	6.500	2006	190,000	201,969	217,081	1.38%
Wisc St. Clean Wtr Rev	6.125	2006	350,000	369,330	398,066	2.53%
Ohio St. Bldg. Auth	6.000	2006	210,000	218,209	239,517	1.52%
Scottsdale, AZ G/O	6.500	2006	250,000	263,854	287,113	1.82%
Cook Cnty Ill Twp	2.500	2006	100,000	100,889	101,703	0.65%
Schaumburg, IL	3.000	2007	500,000	507,635	507,715	3.23%
NJ Waste Wtr Treatment	7.000	2007	200,000	219,502	239,588	1.52%
Tucson, AZ Wtr	6.750	2007	200,000	215,887	236,636	1.50%
Wichita, KS W&S	6.000	2007	600,000	629,718	682,248	4.33%
Johnson Cnty KS Sch	6.250	2007	100,000	105,863	117,023	0.74%
Milwaukee WI Sew	6.000	2007	250,000	262,441	289,498	1.84%
Chicago,IL Met Wtr Reclam	7.000	2008	100,000	107,646	120,868	0.77%
Las Vegas,Clark Cty Libr	4.000	2008	200,000	202,259	212,954	1.35%
NYS Dorm Auth	6.000	2008	240,000	256,773	273,206	1.73%
Intermountain Pwr UT	6.250	2008	300,000	314,519	349,266	2.22%
Brownville, TX Indpt Sch	7.250	2008	575,000	634,670	707,192	4.49%
Texas St Pub Fin Auth	6.000	2008	150,000	163,218	175,296	1.11%
Chattanooga, TN	3.250	2008	300,000	300,781	307,668	1.95%
Fort Bend Cnty Tx MunUtil	6.500	2009	375,000	403,808	448,417	2.85%
Texas Mun Pwr Agy	6.100	2009	500,000	526,084	595,430	3.78%
Western WI Tech	3.750	2009	250,000	251,448	262,183	1.66%
Mississippi St G/O	5.750	2009	300,000	308,340	348,966	2.22%
SE TX Hosp fin Agy	7.500	2009	65,000	66,852	76,666	0.49%
Chicago IL G/O	6.000	2010	175,000	180,734	204,676	1.30%

DK INVESTORS INC.
INVESTMENT IN SECURITIES
DECEMBER 31, 2002

						% OF
						INVESTMENT
	COUPON		PRINCIPAL	COST OR	MARKET	BASED
SECURITIES	RATE	MATURITY	AMOUNT	BASIS	VALUE	ON M.V.

Texas St. Pub Fin Auth	6.500	2010	250,000	264,189	301,138	1.91%
Mesa, AZ Util	6.500	2010	350,000	386,947	424,655	2.70%
New York, NY	4.000	2010	250,000	255,545	259,490	1.65%
NV Hsg Dev	7.550	2010	105,000	106,513	105,247	0.67%
MA St. Ref Ser A	6.000	2010	325,000	339,526	383,302	2.43%
McLean & Woodford Cty IL	7.375	2010	500,000	551,763	635,280	4.04%
Garland Tex Indft Sch Dist	4.500	2011	400,000	400,475	424,568	2.70%
Raleigh NC Comb Ent Sys	4.125	2011	175,000	176,463	183,974	1.17%
Lufkin, TX Ref	4.000	2011	200,000	203,460	206,974	1.31%
Palatine, IL	4.750	2011	100,000	101,551	108,548	0.69%
Metro Nashville Auth	Var/Rate	2012	300,000	300,000	300,000	1.90%
Memphis, TN San & Sewer	3.800	2012	200,000	200,000	202,746	1.29%
Tacoma, WA Regl wa	4.000	2012	500,000	506,114	513,390	3.26%
Missouri St. Environmental	6.875	2014	20,000	22,281	20,291	0.13%
Hapeville, GA Dev Auth	Var/Rate	2015	600,000	600,000	600,000	3.81%
Missouri St Env Auth	7.200	2016	200,000	213,334	221,451	1.41%
Wisconsin HSG & ECO	6.400	2017	225,000	222,750	228,935	1.45%

			$14,245,000	$14,783,699	$15,739,917	100.00%

See notes to financial statements.

DK INVESTORS INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

	2002	2001

Income
Interest — municipal obligations (Less amortization of premiums 2002 $134,526; 2001 $157,293)	$621,891	$690,743

Expenses
Investment advisory fee	45,237	47,611
Shareholder servicing costs, including transfer agent and dividend disbursing agent fees and expense	6,451	7,316
Reports to shareholders	18,626	17,765
Legal fees	25,935	32,009
Auditing fees	13,000	12,500
Directors fees	11,500	12,300
Insurance	20,989	17,186
Miscellaneous	2,861	2,855

	144,599	149,542

Net investment income	$477,292	$541,201

Realized and Unrealized Gain (loss) on Investments
Realized gain (loss) from sale of securities (excluding short-term securities)
Proceeds from sales	$2,771,012	$3,281,492
Cost of securities sold	2,782,175	3,395,040

Realized gain (loss)	(11,163)	(113,548)

Unrealized appreciation (depreciation of investments)
Beginning of period	379,969	210,527
End of period	956,218	379,969

Increase (decrease) in unrealized appreciation	576,249	169,442

Total Realized and Unrealized Gain (loss) on Investments	$565,086	$55,894

See notes to financial statements.

DK INVESTORS INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

Note 1 — Summary of Significant Accounting Policies

The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The significant accounting policies followed by the Company are summarized as follows:

a.     Security Valuation

Investments in securities were valued at the bid price by Wells Fargo Bank, N.A.

b.     Federal Income Taxes

The Company qualifies under Subchapter M of the Internal Revenue Code as a “regulated investment company” for federal income tax purposes, investing all of its assets in tax-exempt state and local obligations. The Company intends to distribute all of its net investment income to its stockholders. The Company will be relieved of federal income taxes on such income, and dividends so distributed will be tax-free to shareholders.

c.     Income and Expense Recognition

Interest income and related expenses are recognized on the accrual basis. Amortization of bond premium calculated by the straight-line method is charged against interest income over the term of the bond.

d.     Other

As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distribution to shareholders are recorded on the ex-dividend date. Each expense accounting for 5 per cent of total expense is separately reported.

Note 2 — Purchases and Sales of Securities

During the year ended December 31, 2002, purchases and sales of securities other than short-term were $3,037,408 and $2,771,012, respectively. During the year ended December 31, 2001, purchases and sales of securities other than short-term were $3,252,000 and $3,281,000, respectively.

Note 3 — Investment Advisory Fee

During the prior period under review the Company’s agreement with Chase Bank for investment management and advisory services, which called for an annual fee of 4/10th of 1% of the average portfolio, was terminated. An agreement was reached with Wells Fargo Bank, N.A. for investment management and advisory services for an annual fee of 3/10th of 1% of the average portfolio for the first 15 million and .25% thereafter. The fees for 2002 amounted to $45,237.

DK INVESTORS INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 AND 2001

Note 4 — Distributions

Distributions to shareholders for 2002 were $470,287 or $.4000 per share. Distributions include $470,124 or $.3999 on account of 2002 and $163 or $.0001 as a supplemental distribution for 2001. Undistributed income for 2002 is $7,168 or $.0061 per share.

Note 5 — Contingent Liabilities

In the opinion of management and outside counsel, there are no other significant legal or other matters pending.

Note 6 — Supplementary Information

Per share income and capital changes (for a share outstanding throughout the period ended):

	2002	2001	2000	1999	1998

Investment income	$.53	$.59	$.66	$.70	$.76
Expenses	.12	.13	.12	.12	.14

Net investment income	.41	.46	.54	.58	.62
Distribution to Shareholders	(.40)	(.49)	(.51)	(.59)	(.63)
Net realized and unrealized gain (loss) on investments	.48	.05	.33	(.46)	(.07)

Net increase (decrease) in asset value	$.49	$.02	$.36	$(.47)	$(.08)

Net assets value per share at end of year	$13.39	$12.90	$12.89	$12.53	$12.99

Ratio of expenses to average net assets	.93%	.98%	.91%	.94%	1.05%
Ratio of net investment income to average net assets	3.1%	3.6%	4.2%	4.5%	4.7%
Portfolio turnover	18.3%	21.8%	18.5%	26.8%	27.0%

Number of shares outstanding during the entire period was 1,175,664.

DK INVESTORS, INC.

OFFICES:	205 Lexington Avenue, 16th Floor
New York, New York 10016
(212) 779-4233

OFFICERS:	Gene Nadler	President
	Harry Nadler	Executive Vice President
	Martin Mushkin	Secretary

DIRECTORS:	Gene Nadler Chairman
Angelo J. Balafas
Andrew Brucker, Esq
Joseph Kell
Harry Nadler
Thomas B. Schulhof
Francine Yellon

LEGAL COUNSEL:	POMERANZ GOTTLIEB & MUSHKIN, LLC
205 Lexington Avenue, 16th Floor
New York, New York 10016

AUDITORS:	CUMMINGS & CARROLL, P.C.
175 Great Neck Road
Great Neck, New York 11021

INVESTMENT
ADVISORS:	Wells Fargo Private Client Services
Division of Wells Fargo Bank, N.A.
301 University Ave. Ste. 301
Palo Alto, CA 94301

TRANSFER AGENT
AND REGISTRAR:	American Stock Transfer & Trust Co.
40 Wall Street, 46th Floor
New York, New York 10005

CUSTODIAN:	Wells Fargo Bank

ANNUAL MEETING:

The Annual Meeting of the Company will be held on Wednesday, May 7, 2003, at 10:00 a.m. at the offices of the Company at 205 Lexington Avenue, 16th Floor, New York, New York.

REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AS A DIVERSIFIED, CLOSED END MANAGEMENT COMPANY. COPIES OF THE COMPANY’S ANNUAL REPORT FORM N-2 AND JUNE 2001 SEMI-ANNUAL REPORT ARE AVAILABLE TO REGISTERED STOCKHOLDERS UPON WRITTEN REQUEST TO THE SECRETARY AT THE ABOVE ADDRESS.